UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 2, 2017

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street, Southern Pines, NC	28387
(Address of Principal Executive Offices)	(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

First Bancorp
INDEX

Page

Item 2.01 – Completion of Acquisition or Disposition of Assets	3

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	4

Exhibit 99 (a) News Release dated October 2, 2017	5

Item 2.01.	Completion of Acquisition or Disposition of Assets.

First Bancorp announced today the completion of its previously announced acquisition of ASB Bancorp, Inc. (“ASB Bancorp”) on October 1, 2017. The complete text of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Agreement and Plan of Merger and Reorganization between First Bancorp and ASB Bancorp dated May 1, 2017, First Bancorp agreed to appoint Suzanne S. DeFerie, President and Chief Executive Officer of ASB Bancorp and its subsidiary bank, Asheville Savings Bank, S.S.B., and one additional representative of the ASB Bancorp board of directors, to the boards of directors of First Bancorp and its subsidiary bank, First Bank. On October 2, 2017, Ms. DeFerie and Mr. John B. “Chip” Gould were appointed to the boards of directors of First Bancorp and First Bank. Both boards have been expanded to 14 members. Their board committee assignments will be determined at a later date. Other than their election pursuant to the Agreement and Plan of Merger and Reorganization and Ms. DeFerie’s Settlement and Release Agreement and Employment Agreement, previously described in First Bancorp’s Registration Statement on Form S-4, there have been no transactions, nor are there any currently proposed transactions, in which First Bancorp has or is to be a participant and the amount involved exceeds $120,000 and in which Ms. DeFerie or Mr. Gould had or will have a direct or indirect material interest.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

In accordance with paragraph 9.01(a)(4) of Form 8-K, First Bancorp will file an amendment to this Current Report on Form 8-K containing the financial statements required by Item 9.01(a) not later than 71 calendar days after the date that the initial Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

In accordance with paragraph 9.01(b)(2) of Form 8-K, First Bancorp will file an amendment to this Current Report on Form 8-K containing the financial statements required by Item 9.01(b) not later than 71 calendar days after the date that the initial Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated October 2, 2017, announcing the completion of the acquisition of ASB Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST BANCORP

By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

Date: October 2, 2017

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